UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 31, 2022 (the “Effective Date”), Creatd, Inc., a Nevada corporation (the “Company”), entered into and closed securities purchase agreements (each, a “Purchase Agreement”) with eight accredited investors (the “Investors”), whereby the Investors purchased from the Company for an aggregate of $3,600,036 in subscription amount (i) debentures in the principal amount of $4,000,000 (the “Debentures”); (ii) 2,000,000 Series C Common Stock Purchase Warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Series C Warrants”); and (iii) 2,000,000 Series D Common Stock Purchase Warrants to purchase shares of Common Stock (the “Series D Warrants”, and collectively with the Series C Warrants, the “Warrants”). The Company and the Investors also entered into registration rights agreements (each, a “Registration Rights Agreement”) pursuant to the Purchase Agreement.

The Debentures have an original issue discount of 10%, have a term of six months with a maturity date of November 30, 2022, may be extended by six months at the Company’s option subject to certain conditions, and are convertible into shares of Common Stock at a conversion price of $2.00 per share, subject to adjustment upon certain events including a one-time adjustment to the price of the Common Stock offered in the Rights Offering (as defined therein), with such adjusted conversion price not to be lower than $1.00.

The Warrants are exercisable for a term of five years from the initial exercise date of November 30, 2022, until November 30, 2027. The Series C Warrants are exercisable at an exercise price of $3.00, subject to adjustment upon certain events including a one-time adjustment to the price of the Common Stock offered in the Rights Offering, with such adjusted exercise price not to be lower than $0.96. The Series D Warrants are exercisable at an exercise price of $6.00 subject to adjustment upon certain events including a one-time adjustment to the price of the Common Stock offered in the Rights Offering, with such adjusted exercise price not to be lower than $0.96. The Warrants provide for cashless exercise to the extent that there is no registration statement available for the underlying shares of Common Stock. The shares underlying the Debentures, the Series C Warrants and the Series D Warrants are to be registered within 90 days of the Effective Date.

The representations and warranties contained in the Purchase Agreement were made by the parties to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Purchase Agreement and in the context of the specific relationship between the parties. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Purchase Agreement. The Purchase Agreement is not intended for investors and the public to obtain factual information about the current state of affairs of the parties.

Additionally, in connection with the Purchase Agreements, the subsidiaries of the Company delivered a guarantee (the “Guarantee”) in favor of the Investors whereby each such subsidiary guaranteed the full payment and performance of all obligations of the Company pursuant to the Purchase Agreement.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Purchase Agreement, the Debentures, the Warrants, the Registration Rights Agreement and the Guarantee and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the forms of Purchase Agreement, the Debentures, Series C Warrants, Series D Warrants, the Registration Rights Agreement and the Guarantee, the forms of which are attached as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2 and 10.3 respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Debentures, Warrants, Common Stock underlying the Debentures and the Common Stock underlying the Warrants were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and Rule 506 promulgated thereunder. The Company is relying on this exemption from registration for private placements based in part on the representations made by Investors, including representations with respect to each Investor’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each Investor’s investment intent.

Item 8.01. Other Events.

On May 31, 2022, the Company issued a press release announcing its entry into the Purchase Agreements and on June 3, 2022, the Company issued a press release announcing the closing of the Purchase Agreements and providing information regarding other elements of its expansion plan. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Original Issue Discount Senior Convertible Debenture
4.2	Form of Series C Common Stock Purchase Warrant
4.3	Form of Series D Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Guaranty
99.1	Press Release, dated May 31, 2022
99.2	Press Release, dated June 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: June 3, 2022	By:	/s/ Laurie Weisberg
	Name:	Laurie Weisberg
	Title:	Chief Executive Officer

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